Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 to CREDIT AGREEMENT, dated as of August 7, 2012 (this “Amendment”), to the Superpriority Secured Debtor-in-Possession Credit Agreement, dated as of July 9, 2012 (as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among PATRIOT COAL CORPORATION, a Delaware corporation and a Debtor and Debtor-in-Possession under Chapter 11 of the Bankruptcy Code (the “Borrower”), the subsidiaries of the Borrower party thereto (the “Subsidiary Guarantors”), the institutions from time to time party thereto as Lenders (the “Lenders”), CITIBANK, N.A., as administrative agent for the Revolving Lenders and L/C Issuers and collateral agent for the Revolving Secured Parties (in such capacities, the “Revolving Administrative Agent”), CITIBANK, N.A., as administrative agent for the Term Lenders and collateral agent for the Term Secured Parties (in such capacities, the “Term Administrative Agent”, and, together with the Revolving Administrative Agent, the “Administrative Agent”) CITICORP NORTH AMERICA, INC., as L/C Issuer, BARCLAYS BANK PLC, NEW YORK BRANCH, as L/C Issuer and BANK OF AMERICA, N.A., as L/C Issuer. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W i t n e s s e t h:

Whereas, the Borrower has requested that the Lenders amend the Credit Agreement in certain respects as set forth below; and

Whereas, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below;

Now, Therefore, in consideration of the premises and the covenants and obligations contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.	Amendments to the Credit Agreement

The Credit Agreement is, effective as of the Effective Date (as defined below), hereby amended as follows:

(a)           Section 1.01 is amended by amending and restating the following defined terms in their entirety to read as follows:

“Applicable Rate” means (a) with respect to Revolving Credit Loans, (i) 3.25% per annum, in the case of Eurocurrency Rate Loans and Letters of Credit, (ii) 2.25% per annum, in the case of Base Rate Loans and (iii) 0.75% per annum, in the case of Revolving Commitment Fees and (b) with respect to Term Loans, (i) 7.75% per annum, in the case of Eurocurrency Rate Loans and (ii) 6.75% per annum, in the case of Base Rate Loans and (iii) 0.75% per annum, in the case of Term Commitment Fees.

“Change of Control” means:

(a)           an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but

excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, directly or indirectly, of more than 50% of the equity securities of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis; or

(b)           during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower after the date of this Agreement cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors).

“Extension Fee” has the meaning specified in Section 2.10(c).

(b)           Section 2.10(c) is hereby amended and restated in its entirety to read as follows:

Extension Fee.  If the Borrower elects, subject to the occurrence of the Extension Date, to extend the Maturity Date of the Facilities, the Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage, an extension fee (the “Extension Fee”) equal to 0.25% of the aggregate Revolving Credit Commitments and Term Loans of all Lenders outstanding on the Extension Date.

(c)           Section 6.02(m)(i) is hereby amended and restated in its entirety to read as follows:

upon request by the Administrative Agent, and in no event less frequently than 5th Business Day after the end of each month, a monthly trial balance showing Accounts outstanding aged from statement date as follows: 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 days or more, accompanied by a comparison to the prior month’s trial balance and such supporting detail and documentation as shall be reasonably requested by the Administrative Agent;

(d)           Section 12.06(b)(i) is hereby amended by replacing “$5,000,000” therein with “$1,000,000”.

Section 2.	Conditions Precedent to the Effectiveness of this Amendment

2

This Amendment shall become effective (the “Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied or duly waived by the Administrative Agent and the Lenders:

(a) the Administrative Agent shall have received this Amendment, duly executed by the Borrower, each Subsidiary Guarantor, the Administrative Agent and all of the Lenders;

(b) the representations and warranties in Section 3 of this Amendment shall be true and correct on the Effective Date; and

(c) the Final Order shall have been entered by the Bankruptcy Court providing for the amendments to the Credit Agreement described in Sections 1(a) and 1(b) above and such Final Order shall be in full force and effect, shall not have been vacated or reversed, shall not have been modified or amended and shall not be subject to a stay.

Section 3.	Representations and Warranties

On and as of the date hereof and as of the Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against them in accordance with its terms and the Credit Agreement after giving effect to this Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms

(b) each of the representations and warranties contained in Article 5 (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and

(c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 4.	Reference to the Effect on the Loan Documents

(a) As of the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as modified hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

3

(b) Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment shall be deemed a Loan Document.

Section 5.	Consent of Subsidiary Guarantors

Each Subsidiary Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect, impair or reduce in any way its obligations, liabilities or liens under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations, liabilities and liens shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

Section 6.	Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterpart (including by facsimile and electronic mail), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.  Delivery of an executed counterpart by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7.	Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 8.	Section Titles

The Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Section 9.	Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 10.	Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or

4

legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 11.	Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Lenders, the other parties hereto and their respective successors and assigns.

Section 12.	Waiver of Jury Trial

Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Waiver or any other Loan Document.

 [Signature Pages Follow]

5

In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

PATRIOT COAL CORPORATION,
as Borrower

By:	/s/ Robert L. Mead
Name: Robert L. Mead
Title: Vice President & Treasurer

CITIBANK, N.A.,
as Administrative Agent

By:	/s/ Michael J. Smolow
Name: Michael J. Smolow
Title: Vice President

CITICORP NORTH AMERICA, INC.,
as Lender

By:	/s/ Michael J. Smolow
Name: Michael J. Smolow
Title: Vice President

BARCLAYS BANK PLC,
as Lender

By:	/s/ Michael Mozer
Name: Michael Mozer
Title: Vice President

BANK OF AMERICA, N.A.,
as Lender

By:	/s/ Tyler D. Levings
Name: Tyler D. Levings
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1]

Subsidiary Guarantors:

AFFINITY MINING COMPANY
APOGEE COAL COMPANY, LLC
APPALACHIA MINE SERVICES, LLC
BEAVER DAM COAL COMPANY, LLC
BIG EAGLE, LLC
BIG EAGLE RAIL, LLC
BLACK STALLION COAL COMPANY, LLC
BLACK WALNUT COAL COMPANY
BLUEGRASS MINE SERVICES, LLC
BROOK TROUT COAL, LLC
CATENARY COAL COMPANY, LLC
CENTRAL STATES COAL RESERVES OF KENTUCKY, LLC
CHARLES COAL COMPANY, LLC
CLEATON COAL COMPANY
COAL CLEAN LLC
COAL PROPERTIES, LLC
COAL RESERVE HOLDING LIMITED LIABILITY COMPANY NO. 2
COLONY BAY COAL COMPANY
COOK MOUNTAIN COAL COMPANY, LLC
CORYDON RESOURCES LLC
COVENTRY MINING SERVICES, LLC
COYOTE COAL COMPANY LLC
CUB BRANCH COAL COMPANY LLC
DAKOTA LLC
DAY LLC
DIXON MINING COMPANY, LLC
DODGE HILL HOLDING JV, LLC
DODGE HILL MINING COMPANY, LLC
DODGE HILL OF KENTUCKY, LLC
EASTERN ASSOCIATED COAL, LLC
EASTERN COAL COMPANY, LLC
EASTERN ROYALTY, LLC
EMERALD PROCESSING, L.L.C.
GATEWAY EAGLE COAL COMPANY, LLC
GRAND EAGLE MINING, LLC
HERITAGE COAL COMPANY LLC
HIGHLAND MINING COMPANY, LLC
HILLSIDE MINING COMPANY
HOBET MINING, LLC
INDIAN HILL COMPANY LLC
INFINITY COAL SALES, LLC
INTERIOR HOLDINGS, LLC
IO COAL LLC
JARRELL’S BRANCH COAL COMPANY
JUPITER HOLDINGS LLC

[SIGNATURE PAGE TO AMENDMENT NO. 1]

KANAWHA EAGLE COAL, LLC
KANAWHA RIVER VENTURES I, LLC
KANAWHA RIVER VENTURES II, LLC
KANAWHA RIVER VENTURES III, LLC
KE VENTURES, LLC
LITTLE CREEK LLC
LOGAN FORK COAL COMPANY
MAGNUM COAL COMPANY LLC
MAGNUM COAL SALES LLC
MARTINKA COAL COMPANY, LLC
MIDLAND TRAIL ENERGY LLC
MIDWEST COAL RESOURCES II, LLC
MOUNTAIN VIEW COAL COMPANY, LLC
NEW TROUT COAL HOLDINGS II, LLC
NEWTOWN ENERGY, INC.
NORTH PAGE COAL CORP.
OHIO COUNTY COAL COMPANY, LLC
PANTHER LLC
PATRIOT BEAVER DAM HOLDINGS, LLC
PATRIOT COAL COMPANY, L.P.
PATRIOT COAL SALES LLC
PATRIOT COAL SERVICES LLC
PATRIOT LEASING COMPANY LLC
PATRIOT MIDWEST HOLDINGS, LLC
PATRIOT RESERVE HOLDINGS, LLC
PATRIOT TRADING LLC
PATRIOT VENTURES LLC
PCX ENTERPRISES, INC.
PINE RIDGE COAL COMPANY, LLC
POND CREEK LAND RESOURCES, LLC
POND FORK PROCESSING LLC
REMINGTON HOLDINGS LLC
REMINGTON II LLC
REMINGTON LLC
RIVERS EDGE MINING, INC.
ROBIN LAND COMPANY, LLC
SENTRY MINING, LLC
SNOWBERRY LAND COMPANY
SPEED MINING LLC
STERLING SMOKELESS COAL COMPANY, LLC
TC SALES COMPANY, LLC
THE PRESIDENTS ENERGY COMPANY LLC
THUNDERHILL COAL LLC
TROUT COAL HOLDINGS, LLC
UNION COUNTY COAL CO., LLC
VIPER LLC
WEATHERBY PROCESSING LLC
WILDCAT ENERGY LLC
WILDCAT, LLC

[SIGNATURE PAGE TO AMENDMENT NO. 1]

WILL SCARLET PROPERTIES LLC WINCHESTER LLC WINIFRED DOCK LIMITED LIABILITY COMPANY YANKEETOWN DOCK, LLC as Subsidiary Guarantors

Executing this Amendment as an authorized officer of each of the 98 foregoing entities on behalf of and so as to bind the entities named above under the caption “Subsidiary Guarantors”

By:	/s/ Robert L. Mead
Name: Robert L. Mead
Title: Vice President & Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1]